UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2025

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On May 9, 2025, WW International, Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company and certain of its subsidiaries commencing voluntary prepackaged cases under chapter 11 of title 11 of the United States Code on May 6, 2025. On May 16, 2025, the Company’s common stock was suspended from trading on Nasdaq and began trading on the Pink Current Market, operated by OTC Markets Group, under the symbol “WGHTQ.” The delisting of the Company’s common stock from Nasdaq will become effective 10 calendar days after Nasdaq has filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”). The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Item 1.03	Bankruptcy or Receivership.

As previously reported, on May 6, 2025, WW International, Inc. (the “Company” or “we”) and its subsidiaries WW North America Holdings, LLC, WW Canada Holdco, Inc., WW.com, LLC, W Holdco, Inc., WW Health Solutions, Inc., Weekend Health, Inc. and WW NewCo, Inc. (collectively, the “Company Subsidiary Parties” and together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) to implement a prepackaged chapter 11 plan of reorganization that effectuates a financial restructuring of the Company’s secured debt (the “Financial Reorganization”). Subsequently, on May 30, 2025, the Company Parties filed with the Court the First Amended Joint Prepackaged Plan of Reorganization of WW International, Inc. and its Debtor Affiliates, Docket No. 143 (as further supplemented, the “Plan”). The Chapter 11 Cases are being administered under the caption In re WW International, Inc., et al., Case No. 25-10829.

Confirmation of Plan of Reorganization

On June 17, 2025, the Court entered an order, Docket No. 177 (the “Confirmation Order”), confirming the Plan. After satisfaction or waiver of the conditions precedent to the effectiveness of the Plan, the Company Parties intend to effect the transactions contemplated by the Plan and emerge from chapter 11 protection. The Confirmation Order and First Amended Joint Prepackaged Plan of Reorganization of WW International, Inc. and its Debtor Affiliates are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

The Plan incorporates by reference certain documents filed with the Court as part of a plan supplement, as the same have been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan (including the plan supplements) or the Confirmation Order. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The Company Parties currently expect that the Effective Date of the Plan will occur on or about June 24, 2025, although the Company Parties can make no assurances as to when, or ultimately if, the Plan will become effective.

Features of the Plan of Reorganization

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan, as confirmed by the Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the plan supplements) and the Confirmation Order.

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment of claims and interests as follows:

•

Other Secured Claims will either (i) be paid in full in cash, (ii) be satisfied by delivery of collateral securing any such Claim, (iii) be reinstated or (iv) receive such other treatment rendering it not impaired.

•	Other Priority Claims will be paid in full in cash.

•

Holders of First Lien Claims will receive their pro rata share of (i) the New Term Loans and (ii) 91% of the New Common Equity, subject to dilution for an equity incentive plan; provided that, if any milestone set forth in the Restructuring Support Agreement (each, a “Milestone”) is not met, the holders of First Lien Claims will receive 100% of the New Common Equity.

•

Holders of existing common stock will receive their pro rata share of 9% of the New Common Equity, subject to dilution for an equity incentive plan; provided that, if any Milestone is not met, the 9% of the New Common Equity allocable to the holders of existing common stock shall be automatically forfeited to the holders of First Lien Claims, and the holders of First Lien Claims will receive 100% of the New Common Equity.

•	General Unsecured Claims (which include trade claims and other unsecured claims) will not be impaired and will receive full payment on the Effective Date or in the ordinary course of business.

•	The existing common stock of the Company shall be discharged, cancelled, released, and extinguished and be of no further force or effect.

The Company Parties will enter into a new credit agreement governing the New Term Loans, and any ancillary documents necessary or appropriate to satisfy the conditions to effectiveness of such new credit agreement. Additionally, the articles of incorporation and bylaws of the Company will be amended and restated in accordance with the Plan, effective upon the Effective Date. Except as otherwise provided in the Plan (including the plan supplements), each Executory Contract and Unexpired Lease will be deemed automatically assumed in accordance with, and subject to, the provision and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless any such Executory Contract or Unexpired Lease (i) was previously assumed or rejected, (ii) expired or terminated or (iii) was expressly rejected.

Cancellation of Certain Existing Security Interests; Securities to be Issued Under the Plan

On the Effective Date, all Existing Equity Interests of the Company, including all outstanding shares of the Company’s common stock, will be cancelled, released, and extinguished and shall be of no further force and effect. Shares of New Common Equity will be issued on the Effective Date and distributed as soon as practicable thereafter in accordance with the Plan. As of June 17, 2025, there were 80,589,624 shares of the Company’s common stock issued and outstanding. After giving effect to the Effective Date transactions, the Company expects to have an aggregate of approximately 10 million shares of New Common Equity issued and outstanding.

Certain Other Information

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended March 29, 2025, filed with the SEC on May 6, 2025.

On June 17, 2025, the Company Parties filed with the Court an amended supplement to the Plan which provided information on the expected members of the new board of directors of the reorganized Company to be in place post-emergence.

Additional information about the Chapter 11 Cases is available at https://restructuring.ra.kroll.com/weightwatchers. For copies of motions and orders filed with the Court and other documents related to the court supervised process, including the Plan, please visit https://restructuring.ra.kroll.com/weightwatchers.

Item 7.01	Regulation FD Disclosure.

Press Release

On June 17, 2025, the Company issued a press release announcing the Court’s entry of the Confirmation Order. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Items 7.01 and 9.01 (as to Exhibit 99.1) of this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Items 7.01 and 9.01 (as to Exhibit 99.1) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant loss on their investment upon effectiveness of the Plan.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Financial Reorganization described above, including the Company’s ability to complete the Financial Reorganization on the terms contemplated by the restructuring support agreement and the disclosure statement relating to the Plan, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Financial Reorganization. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the cancellation of the Company’s common stock in the Chapter 11 Cases, the Company’s ability to emerge in a timely manner from the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, whether the Company’s members might lose confidence in the Company’s ability to reorganize its capital structure successfully and may seek to establish alternative commercial relationships as a result of the Chapter 11 Cases and uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

2.1	Confirmation Order, dated June 17, 2025

2.2	First Amended Joint Prepackaged Plan of Reorganization, dated May 30, 2025 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on June 2, 2025)

99.1	Press Release, dated June 17, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

By:	/s/ Felicia DellaFortuna
	Name:	Felicia DellaFortuna
	Title:	Chief Financial Officer

Date: June 18, 2025